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                           Prudential Allocation Fund
                              (Strategy Portfolio)

                       Supplement dated February 24, 1997
                     to Prospectus dated September 27, 1996

    The Board of Trustees of Prudential Allocation Fund (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Strategy Portfolio for shares of the Balanced Portfolio of the Fund (Balanced Portfolio), after which the single series fund will change its name to Prudential Balanced Fund. Class A, Class B, Class C and Class Z shares of the Strategy Portfolio would be exchanged at net asset value for respective Class A, Class B, Class C and Class Z shares of equivalent value of the Balanced Portfolio.

    The transfer is subject to approval by the shareholders of the Strategy Portfolio. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Strategy Portfolio's shareholders in late April 1997.

    Under the terms of the proposal, shareholders of the Strategy Portfolio would become shareholders of the Balanced Portfolio. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of the Portfolios as a result of the proposed transaction.

    EFFECTIVE IMMEDIATELY, THE STRATEGY PORTFOLIO WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE INTO ITS SHARES OF ANY CLASS, EXCEPT FOR PURCHASES BY CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

    The Balanced Portfolio's investment objective is to achieve a high total investment return consistent with moderate risk. Gregory P. Goldberg, managing director and portfolio manager of Prudential Investments, a business group of The Prudential Investment Corporation, is the portfolio manager of both the Strategy Portfolio and the Balanced Portfolio.

MF134C-2 (2/24/97)